Exhibit 10.10

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

This First Amendment to Intercreditor Agreement (this “Amendment”) is made as of December 18, 2020 by and among the Pekin Lenders and ICP Lenders (each as defined below).

WHEREAS, PACIFIC ETHANOL PEKIN, LLC, a Delaware limited liability company (“Pekin”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA, as a Lender, and COBANK, ACB, a federally-chartered instrumentality of the United States, as Agent, are parties to a Credit Agreement, dated as of December 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Pekin Credit Agreement”), pursuant to which the Pekin Lenders have made and may make advances and extend other financial accommodations to Pekin. The lenders from time to time as parties to the Pekin Credit Agreement are referred to herein as the “Pekin Lenders.”

WHEREAS, ILLINOIS CORN PROCESSING, LLC, a Delaware limited liability company (“ICP” and together with Pekin collectively, the “Borrowers”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, as a Lender, and COBANK, ACB, a federally-chartered instrumentality of the United States, as Cash Management Provider and Agent, are parties to a Credit Agreement, dated as of September 15, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “ICP Credit Agreement” and together with the Pekin Credit Agreement, the “Credit Agreements”), pursuant to which the ICP Lenders have made and may make advances and extend other financial accommodations to ICP. The lenders from time to time as parties to the ICP Credit Agreement are referred to herein as the “ICP Lenders.”

WHEREAS, the Pekin Lenders and ICP Lenders (each, a “Party” and collectively, the “Parties”) are parties to that certain Intercreditor Agreement, dated March 30, 2020 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”).

WHEREAS, the Borrowers, the Pekin Lenders, and the ICP Lenders desire to amend the Credit Agreements and as a condition to entering into such amendments and continuing to extend such credit to the Borrowers, the Pekin Lenders and ICP Lenders have required the execution and delivery of this Amendment to amend the Intercreditor Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties are executing this Amendment and hereby agree to the following:

Section 1. Acknowledgments and Agreements. The Parties hereby acknowledge and agree as follows:

(a)       Recitals. The Recitals to this Amendment are true and correct, and are hereby incorporated into and made a part of this Amendment and the Intercreditor Agreement.

(b)       Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Intercreditor Agreement.

Section 2. Amendment to the Intercreditor Agreement.

(a)       Section 3.1 of the Intercreditor Agreement is hereby amended by amending and restating clause (ii) of such Section as follows:

“(ii) second, to the ICP Obligations as the ICP Lenders shall determine in their sole discretion.”

(b)       Section 3.2 of the Intercreditor Agreement is hereby amended by amending and restating clause (ii) of such Section as follows:

“(ii) second, to the Pekin Obligations as the Pekin Lenders shall determine in their sole discretion.”

(c)       Section 3.3 of the Intercreditor Agreement is hereby amended and restated as follows:

“3.3 Until the December 2020 Paydown Amount is received in full by the Parties, the Pekin Lenders shall receive 80% of any Paydown Proceeds received by the Pekin Lenders and/or the ICP Lenders and shall apply such funds to the pay down of principal of the “Term Loan” under the Pekin Credit Agreement until paid in full, and then to the “Revolving Term Loan” under the Pekin Credit Agreement. The ICP Lenders shall receive the remaining 20% of such Paydown Proceeds and shall apply such funds to the principal paydown of the “Term Loan” under the ICP Credit Agreement until paid in full, and then to the “Revolving Term Loan” under the ICP Credit Agreement.”

Section 3.6 of the Intercreditor Agreement is amended by amending and restating such section in its entirety:

“3.6 [Reserved.]”

Section 3. Miscellaneous. This Amendment is a Loan Document. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules). This Amendment, together with the Intercreditor Agreement amended hereby and the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. In the event of any conflict between this Amendment and the Credit Agreement, the Credit Agreement shall control. This Amendment is subject to the provisions of the Credit Agreement relating to submission to jurisdiction, venue, service of process, and waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

Pekin Lenders:
COMPEER FINANCIAL, PCA

By:	/s/ Kevin Buente
Name:	Kevin Buente
Title:	Principal Credit Officer

ICP Lenders:
COMPEER FINANCIAL, PCA

By:	/s/ Kevin Buente
Name:	Kevin Buente
Title:	Principal Credit Officer

Acknowledged and Agreed:

COBANK, ACB, as Cash Management Provider and Agent for the Pekin Lenders		PACIFIC ETHANOL PEKIN, LLC

By:	/s/ Corey North	By:	/s/ Bryon T. McGregor
Name:	Corey North	Name:	Bryon McGregor
Title:	Assistant Corporate Secretary	Title:	Chief Financial Officer

COBANK, ACB, as Cash Management Provider and Agent for the ICP Lenders		ILLINOIS CORN PROCESSING, LLC

By:	/s/ Corey North	By:	/s/ Bryon T. McGregor
Name:	Corey North	Name:	Bryon McGregor
Title:	Assistant Corporate Secretary	Title:	Chief Financial Officer

Signature Page to First Amendment to Intercreditor Agreement